SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 1998
                                                         ---------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    33-59922
                                    33-84844
                                    33-99462
   United States of America        333-22131                 02-0118519
------------------------------     ----------             ------------------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
incorporation or organization)      File No.)             Identification No.)

            295 Main Street
         Tilton, New Hampshire                                      03276
   ---------------------------------------                       ----------
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:       (603) 286-4348
                                                        --------------------

                  Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the October 15, 1998 Distributiond Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the October 15, 1998 Distribution Date.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                       PROVIDIAN MASTER TRUST

                                       By:      PROVIDIAN NATIONAL BANK,
                                                Servicer


                                             /s/ Miranda Mengis
                                       By:
                                           -------------------------------------
                                             Miranda Mengis
                                             Vice President

     Date: October 15, 1998



                              EXHIBIT INDEX


Exhibit No.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the October 15, 1998 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the October 15, 1998 Distribution Date.